UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.   20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 22, 2004

COMMUNITY NATIONAL CORPORATION

(Exact name of registrant as specified in its charter)

Ohio

000-33157

     31-1724230

    (State or other jurisdiction of

(Commission

  (I.R.S. Employer

    incorporation or organization)

File Number)

Identification Number)

1400 East Second Street,  Franklin, Ohio   45005-1898

(Address of principal executive offices, including Zip Code)

(937) 746-1520

(Registrant's telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Item 7.01

Regulation FD Disclosure

On December 22, 2004, Community National Corporation (NASDAQ: CMNC.OB) issued a press release announcing its annual 2004 dividend.  A copy of this press release is attached to this report as Exhibit 99.1 and is furnished under this Item 7.01.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

COMMUNITY NATIONAL CORPORATION

Date:  December 22, 2004

By:  /s/ Paul J. Scheuermann

Paul J. Scheuermann

President